Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DAVIDsTEA Inc. (the “Company”) on Form 10-Q for the period ended August 4, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Howard Tafler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2018	/s/ Howard Tafler
Howard Tafler
Chief Financial Officer